UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2025

iSpecimen Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40501	27-0480143
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 Cabot Road, Suite 1800
Woburn, MA 01801

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (781) 301-6700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ISPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 2, 2026, iSpecimen Inc., a Delaware corporation (Nasdaq: ISPC) (the “Company”), completed a private placement, on December 31, 2025, of its Series C Convertible Non-Voting Preferred Stock.

On December 31, 2025, the Company entered into a Consulting Agreement (the “Consulting Agreement”) with IR Agency LLC (the “Consultant”), pursuant to which the Consultant agreed to provide marketing, advertising and investor communications services to the Company.

Pursuant to the Consulting Agreement, the Consultant will provide certain marketing, advertising, and digital community-building services relating to the Company for an initial four (4) month term commencing on December 31, 2025. The Consultant will act as an independent contractor, and the services provided under the Consulting Agreement are non-exclusive.

In consideration for the services to be provided under the Consulting Agreement, the Company agreed to pay the Consultant an aggregate cash fee of $2,000,000, which was payable upon execution of the Consulting Agreement and deemed earned upon receipt, which amount was funded from a portion of the net proceeds of the Company’s private placement of its Series C Convertible Non-Voting Preferred Stock. The Consulting Agreement may be terminated by either party at any time, with or without cause, subject to the terms set forth therein.

The Consulting Agreement contains customary representations, warranties, indemnification provisions and limitations of liability. The Consultant has represented that it is not a broker-dealer or investment adviser, will not solicit investors or effect securities transactions, and will comply in all material respects with applicable U.S. securities laws in connection with the performance of its services.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Consulting Agreement, dated December 31, 2025, by and between iSpecimen Inc. and IR Agency LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2026

iSPECIMEN INC.

By:	/s/ Katharyn Field
	Name:	Katharyn Field
	Title:	Chief Executive Officer

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